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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 May 10, 1996


                                MDT Corporation
            (Exact name of registrant as specified in its charter)



   Delaware                     0-15308                 87-0287585

(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)          Identification No.)
incorporation)


     Stratford Hall, Suite 200
     1009 Slater Road
     Durham, North Carolina                                    27703

     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number including area code:  (919) 941-9745


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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     On May 10, 1996, MDT Corporation (the "Registrant") and Chemical Trust
     Company of California amended the Registrant's Right's Agreement.

Item 7.   Financial Statements and Exhibits.
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     (c)  Exhibits
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          Exhibit 10.1 - Amendment to Rights Agreement, dated as of May 10,
                         1996, by and between Registrant and Chemical Trust Company of California, as Rights Agent.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MDT Corporation
                                                  (Registrant)



DATED: May 10, 1996                         By: /s/ J. MILES BRANAGAN
                                            ------------------------------------
                                            J. Miles Branagan
                                            Chairman of the Board of Directors,
                                            Chief Executive Officer and
                                            President

                                      S-1
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Exhibit   Index
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10.1      Amendment to Rights Agreement